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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 6, 2004




                               THE BRINK'S COMPANY
             (Exact name of registrant as specified in its charter)


          Virginia                      1-9148                  54-1317776
          --------                      ------                  ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)

                               1801 Bayberry Court
                                 P. O. Box 18100
                             Richmond, VA 23226-8100
                            (Address and zip code of
                          principal executive offices)

       Registrant's telephone number, including area code: (804) 289-9600

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

On December 6, 2004, the Board of Directors of The Brink's Company unanimously elected John S. Brinzo as a Director. Mr. Brinzo is expected to serve on the Audit & Ethics Committee and the Finance Committee.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2004, the Board of Directors amended the Bylaws of The Brink's Company to increase the number of Directors from ten to eleven.

Item 9.01.  Financial  Statements and Exhibits.

(c) Exhibits

99.1.       Bylaws of The Brink's Company,  as amended through December 6, 2004.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE BRINK'S COMPANY
                                            (Registrant)


Date: December 6, 2004                      By:   /s/ Austin F. Reed
                                               ---------------------------------
                                                  Austin F. Reed, Vice President


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                                  EXHIBIT INDEX
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EXHIBIT                             DESCRIPTION
-------                             -----------


99.1       Bylaws of The  Brink's Company, as  amended through December 6, 2004.


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